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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-51363, 333-51361, 333-59598 and 333-62022) of
Kindred Healthcare, Inc. of our report dated August 14, 2001, which includes an explanatory paragraph regarding fresh-start reporting, relating to the consolidated balance sheet at April 1, 2001, which appears in this Current Report on Form 8-K.



                                 /s/ PRICEWATERHOUSECOOPERS LLP

Louisville, Kentucky
August 21, 2001